Longboard MANAGED FUTURES STRATEGY Fund

CLASS A SHARES (SYMBOL: WAVEX)

CLASS I SHARES (SYMBOL: WAVIX)

Supplement dated August 27, 2018

to the Prospectus and Statement of Additional Information

dated October 1, 2017

This Supplement contains new and additional information that supersedes any contrary information contained in the Longboard Managed Futures Strategy Fund (the “Fund”) current Prospectus and Statements of Additional Information (“SAI”), and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

At a shareholder meeting held on August 22, 2018, shareholders of the Fund approved a new advisory agreement (the “New Advisory Agreement”) with the Fund’s investment adviser, Longboard Asset Management, LP (the “Adviser”). Shareholders were asked to approve the New Advisory Agreement due to a change in control of the Fund’s Adviser which occurred on the date of the shareholder meeting.  The Adviser is now principally owned and controlled by Cole Wilcox, a founder of the Adviser, CEO and Co-Chief Investment Officer of the Fund. Any information in the prospectus or SAI to the contrary is hereby deleted.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.